SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Growth Trust

Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
EATON VANCE GREATER INDIA FUND
(each a “Fund” and, collectively, the “Funds”)
Two International Place
Boston, Massachusetts 02110

January 31, 2011

Dear Shareholder:

     We cordially invite you to attend a joint Special Meeting of Shareholders of the Funds on Wednesday, March 9, 2011 to consider two proposals that are described in greater detail in the enclosed proxy statement. We ask you to read the enclosed information carefully and to submit your vote promptly.

     Each Fund invests substantially all of its assets in another registered investment company with the same objective and policies as the Fund (a “Portfolio”). The investment adviser to each Portfolio is Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”) or an affiliate (collectively, “LGM”) as described herein. Eaton Vance Management (“EVM”) currently serves as administrator to each Portfolio and manager of each Fund.

     The shareholders of Lloyd George Management (B.V.I.) Limited, the parent company of LGM, have entered into an agreement pursuant to which Bank of Montreal or a wholly-owned subsidiary of Bank of Montreal (collectively, “BMO”) will purchase 100% of LGM (BVI) Ltd.’s outstanding shares (the “Transaction”). The Transaction will cause the current investment advisory agreement between each Portfolio and LGM to terminate as a result of the change in ownership and control of LGM. Accordingly, each Portfolio must enter into a new investment advisory agreement, which is required to be approved by shareholders. At the recommendation of each Portfolio’s Board and in connection with the proposed change in control of LGM, EVM and LGM have agreed to change the advisory structure of the Portfolios by appointing Boston Management and Research (“BMR”), an affiliate of EVM, to serve as the investment adviser of each Portfolio and LGM to serve as sub-adviser to each Portfolio. If the proposed investment advisory agreements and sub-advisory agreements are approved by shareholders, each Portfolio’s administration agreement with EVM would be terminated and each Fund’s management agreement with EVM would be replaced with an administrative services agreement with EVM. Each new advisory and sub-advisory agreement requires shareholder approval as described in the proxy statement. The new administrative services agreements do not require shareholder approval.

     Under the new investment advisory agreements, BMR would provide administrative services to the Portfolios and be responsible for overseeing the management by LGM of each Portfolio. LGM would continue to be responsible for the day-to-day investment management of each Portfolio under the new sub-advisory agreements. It is important to note that total management fees payable by each Fund and Portfolio (inclusive of advisory, management and administration fees) would remain substantially the same under the new Portfolio investment advisory and sub-advisory agreements and the Fund administrative services agreements.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund avoid the expense of additional mailings.

     If you would like additional information concerning either proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 a.m. – 6:00 p.m. (Eastern Time).

Sincerely, /s/ Duncan W. Richardson Duncan W. Richardson President

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE ASIAN SMALL COMPANIES FUND EATON VANCE GREATER CHINA GROWTH FUND EATON VANCE GREATER INDIA FUND (each a “Fund” and, collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Wednesday, March 9, 2011: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

     A joint Special Meeting of Shareholders of each Fund will be held at its principal office, Two International Place, Boston, Massachusetts 02110, on Wednesday, March 9, 2011 at 3:00 p.m. (Eastern Time) for the following purposes:

1.	To consider and act upon a proposal to approve a new Investment Advisory Agreement between Boston Management and Research (“BMR”) and the registered investment company in which the Fund invests (the “Portfolio”);

2.	To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between BMR and Lloyd George Management (Hong Kong) Limited (“LGM-HK”), pursuant to which LGM-HK will serve as investment sub-adviser to the Portfolio; and

3.	To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     These proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of Eaton Vance Growth Trust for Eaton Vance Asian Small Companies Fund and Eaton Vance Greater China Growth Fund, and Eaton Vance Special Investment Trust for Eaton Vance Greater India Fund. The Boards of Trustees of the Trusts have fixed the close of business on January 27, 2010 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Boards of Trustees

/s/ Maureen A. Gemma Maureen A. Gemma Secretary

January 31, 2011 Boston, Massachusetts

IMPORTANT

Shareholders can help the Boards of Trustees avoid the necessity and additional expense to the Funds of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
EATON VANCE GREATER INDIA FUND
(each a “Fund” and, collectively, the “Funds”)
Two International Place
Boston, Massachusetts 02110

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a joint Special Meeting of the Funds to be held at 3:00 p.m. on March 9, 2011 at Two International Place, Boston, MA 02110, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders also may vote by telephone or over the Internet. Eaton Vance Asian Small Companies Fund (“ASC Fund”) and Eaton Vance Greater China Growth Fund (“GCG Fund”) are a series of Eaton Vance Growth Trust. Eaton Vance Greater India Fund (“GI Fund”) is a series of Eaton Vance Special Investment Trust. The enclosed proxy is solicited on behalf of the Boards of Trustees of the Trusts. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, DF King, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the meeting in person, please be prepared to present photo identification and proof of your share ownership. This proxy material is initially being mailed to shareholders on or about January 31, 2011. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means. By returning your proxy card promptly, you can avoid additional solicitations by telephone or other means.

     The Trustees have fixed the close of business on January 27, 2010 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares of each Fund outstanding on January 27, 2010 was as follows:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Fund	Outstanding	Outstanding	Outstanding	Outstanding
ASC Fund			N/A	N/A
GCG Fund
GI Fund

     The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of January 27, 2010 are set forth in Exhibit A. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The Trustees and executive officers of the Trusts and Portfolios as a group own beneficially less than 1% of the outstanding shares of any Fund as of January 27, 2010. Shareholders of all classes of shares of each Fund will vote jointly on each proposal; however.

     The Trustees know of no business other than the business mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Funds have previously sent their respective Annual Reports and Semiannual Reports to their shareholders. The Funds will furnish without charge a copy of their most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them at www.eatonvance.com; (ii) write to their respective Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 a.m. – 6:00 p.m. (Eastern Time).

QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

You are being asked to vote on two proposals. The first proposal is to approve a new Investment Advisory Agreement between Boston Management and Research (“BMR”) and the registered investment company in which the Fund invests its assets (a “Portfolio”). The second proposal is to approve a new Investment Sub-Advisory Agreement relating to the Portfolio between BMR and Lloyd George Management (Hong Kong) Limited (“LGM-HK”).

WHY DO I HAVE TO VOTE ON THE INVESTMENT ADVISORY AGREEMENT OF THE PORTFOLIO?

Each Fund currently pursues its investment objective by investing substantially all of its assets in its corresponding Portfolio, which has the same investment objective and policies as the Fund. Because the Fund is an interest holder in its corresponding Portfolio, each proposed advisory and sub-advisory agreement is subject to the approval of the shareholders of the Fund.

HOW WILL PORTFOLIO MANAGEMENT CHANGE AS A RESULT OF THE PROPOSED CHANGES TO THE ADVISORY STRUCTURE OF THE PORTFOLIOS?

If the proposed changes to each Portfolio’s advisory structure are approved, the Portfolio will be advised by BMR and sub-advised by LGM. As adviser, BMR will be responsible for managing the Portfolio’s assets and supervising any sub-adviser, and also will provide administrative services to the Portfolio. Pursuant to each proposed sub-advisory agreement, LGM will provide investment advisory services on substantially the same terms as under the current investment advisory agreement, subject to the supervision of BMR.

HOW WILL THE PROPOSED CHANGE IN CONTROL OF LGM AFFECT PORTFOLIO MANAGEMENT?

As described herein, Bank of Montreal has entered into an agreement to purchase all of the outstanding shares of LGM’s parent, Lloyd George Management (B.V.I.) Limited (the “Transaction”). After the Transaction closes, LGM is expected to retain the same investment personnel and senior management, no changes are planned to the Portfolios’ investment approach or to the portfolio managers. The closing of the Transaction is contingent upon the approval of each Fund’s shareholders of the new sub-advisory agreements and certain other conditions.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE FEES PAYABLE BY THE PORTFOLIOS?

If the proposals described herein are approved, the total management fees payable be each Fund and Portfolio (inclusive of advisory, management and administration fees) will be substantially unchanged. The increase in the Portfolio’s advisory fee under the proposed advisory agreement is offset by the elimination of the Portfolio management fee and the reduction of the Fund administration fee.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If the proposals are not approved, the Board will consider what actions, if any, may be appropriate in light of, among other things, whether the Transaction has closed.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide. By returning your proxy card promptly, you can avoid additional solicitations by telephone or other means.

IF I SEND MY PROXY IN NOW, CAN I CHANGE MY VOTE LATER?

You may revoke your written proxy prior to the meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked in the same manner as described above.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Approval of Proposal 1 and Proposal 2 each require the affirmative vote of a “majority of the outstanding voting securities” of a Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Implementation of each proposal is contingent upon the approval of the other proposal.

WHAT IS THE RECOMMENDATION OF THE BOARDS OF TRUSTEES?

The Trustees recommend that you vote in favor of both proposals.

BACKGROUND TO THE PROPOSALS

     The investment objective of the ASC Fund is to seek long-term capital growth and the investment objective of each of the GCG Fund and the GI Fund is to seek long-term capital appreciation. Each Fund currently seeks to meet its objective by investing substantially all of its assets in a separate open-end investment company that has the same objective and policies as its corresponding Fund. At December 31, 2010, ASC Fund owned a 38.6% interest in Asian Small Companies Portfolio (“ASC Portfolio”)1, GCG Fund owned a 99.9% interest in Greater China Growth Portfolio (“GCG Portfolio”) and GI Fund owned a 99.9% interest in Greater India Portfolio (“GI Portfolio”) (each herein referred to as a “Portfolio” or collectively the “Portfolios”).

     Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”) currently provides investment advisory services to ASC Portfolio and GI Portfolio pursuant to Investment Advisory Agreements dated February 21, 1996 and March 8, 1994, respectively. GCG Portfolio has engaged Lloyd George Management (Hong Kong) Limited ("LGM-HK") as its investment adviser pursuant to an Investment Advisory Agreement dated October 27, 1992 (together with the investment advisory agreements for ASC Portfolio and GI Portfolio, the “Current LGM Agreements”). Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and LGM-Bermuda, LGM-Bermuda, acting under the general supervision of the GCG Portfolio’s Board of Trustees, is responsible for managing GCG Portfolio’s investments. LGM-HK supervises LGM-Bermuda’s performance of this function and retains its contractual obligations under its investment advisory agreement with GCG Portfolio. Since January 1, 1996, LGM-HK has paid to LGM-Bermuda the entire amount of the advisory fee payable by GCG Portfolio under its investment advisory agreement with LGM-HK. References herein to LGM include LGM-HK and LGM-Bermuda unless otherwise noted.

     EVM currently provides administrative services to each of ASC Portfolio, GCG Portfolio and GI Portfolio pursuant to Administration Agreements dated February 21, 1996, October 27, 1992 and March 24, 1994, respectively (the “Portfolio Administration Agreements”), and management and administrative services to each Fund pursuant to Management Agreements dated June 23, 1997 (the “Fund Management Agreements” and, together with the Portfolio Administration Agreements, the “Current EVM Agreements”).

The shareholders of Lloyd George Management (B.V.I.) Limited, the parent company of LGM (“LGM

Parent”), have entered into an agreement pursuant to which Bank of Montreal or a wholly-owned subsidiary

______________________
1	An investment vehicle sponsored by LGM owns approximately 61.4% of ASC Portfolio.

of Bank of Montreal (collectively, “BMO”) will purchase 100% of LGM Parent’s outstanding shares (the “Transaction”).2 The Transaction will cause the current investment advisory agreements between the Portfolios and LGM to terminate as a result of the change in ownership and control of LGM.3 At the recommendation of the Trustees and in connection with the proposed change in control of LGM, EVM and LGM have agreed to change the advisory structure of the Portfolios by appointing Boston Management and Research (“BMR”), an affiliate of EVM, as the investment adviser of each Portfolio and LGM-HK as sub-adviser to each Portfolio. Under the proposed structure, BMR would be responsible for overseeing the management by LGM-HK of each Portfolio and LGM-HK would continue to provide investment advisory services in substantially the same manner as under the Current LGM Agreements. The proposal to restructure the current contractual relationship among the Portfolios, the Funds, LGM and EVM will, among other things, identify more clearly each party’s responsibility for the provision of various services to the Portfolios and the Funds, including the oversight rule to be performed by BMR, an affiliate of EVM, with respect to investment advisory services provided by LGM. In addition, the terms of the proposed investment advisory and sub-advisory agreements reflect contractual reductions in advisory and management fees negotiated in April 2010 in connection with the Board’s review and approval of the Current Agreements.

     At a meeting held on December 13, 2010, the Boards of Trustees of each Portfolio and Fund, including the Trustees who are not “interested persons” of the Portfolio (“Independent Trustees”), approved:

  new investment advisory agreements pursuant to which BMR will provide investment advisory oversight to each Portfolio (the “Proposed BMR Agreements”);
  new investment sub-advisory agreements between BMR and LGM-HK pursuant to which LGM- HK will be responsible for the investment decisions of each Portfolio (the “Proposed LGM
  Agreements”);
  the termination of the Current Administration Agreements between EVM and the Portfolios, contingent upon shareholder approval of the Proposed BMR and LGM Agreements; and
  the adoption by each Fund of the Administrative Services Agreement between EVM and its respective Trust (“New Administrative Services Agreement”), pursuant to which EVM would provide administrative services to the Funds, and the termination of the Management Agreements between EVM and the Funds, contingent upon shareholder approval of the Proposed BMR and LGM Agreements.

     The 1940 Act requires that investment advisory agreements be approved by a vote of the majority of the outstanding shares of a fund, as described herein under “Vote Required to Approve Proposal 1” and “Vote Required to Approve Proposal 2.” Accordingly, the Proposed BMR Agreements and the Proposed LGM Agreements are subject to the approval of the shareholders of each Fund (as an interest holder in each corresponding Portfolio). The approval of each Proposal is contingent upon of approval of the other Proposal.

PROPOSAL 1. APPROVAL OF THE PROPOSED BMR AGREEMENTS

     At a meeting of the Boards of Trustees of the Portfolios held on December 13, 2010, the Trustees approved the Proposed BMR Agreements, pursuant to which BMR will serve as each Portfolio’s investment adviser. Pursuant to each Proposed BMR Agreement, BMR intends to delegate to LGM-HK the day-to-day investment management of the Portfolios in accordance with the Proposed LGM Agreement described in

___________________
2	Pursuant to the agreement between Bank of Montreal and the shareholders of LGM Parent, Bank of Montreal may establish or utilize an existing wholly-owned direct or indirect subsidiary to acquire and hold the shares of LGM Parent. In such case, Bank of Montreal would guarantee the obligation of the subsidiary to acquire the shares of LGM Parent at closing. References herein to BMO are intended to refer to the actual purchaser of the shares of LGM Parent unless otherwise noted.
3	Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a person acquiring 25% or more of the voting interests of an investment adviser is presumed to constitute a “change in control” of such adviser. The 1940 provides that a change in control of an investment adviser causes the adviser’s management agreement to be assigned, which results in the automatic termination of the agreement by the agreement’s terms and as required by the 1940 Act.

Proposal 2. Under the Proposed BMR Agreements, BMR will receive from each Portfolio an asset-based investment advisory fee as described under “Fees” below. From this advisory fee, BMR will be responsible for paying LGM for sub-advisory services provided to each Portfolio. A form of each Proposed BMR Agreement is included as Exhibit B. The implementation of the Proposed BMR Agreements is contingent upon the approval of Proposal 2. Subject to the approval of Proposal 1, each Fund would adopt the New Administrative Services Agreement, and the Current EVM Agreements would be terminated.

The Current Portfolio Administration Agreements and the Proposed BMR Agreements

Services Provided. Under the Portfolio Administration Agreements, EVM manages and administers the affairs of the Portfolios, subject to the supervision of the Trustees of the Portfolios, for the period and on the terms set forth in the Agreements. EVM furnishes for the use of the Portfolios office space and all necessary office facilities, equipment and personnel for administering the affairs of the Portfolios.

     Under the Proposed BMR Agreements, BMR’s services will include the administrative services performed by EVM under the Portfolio Administration Agreements, plus responsibility for the investment management of the Portfolios, which includes overseeing the activities and services of any sub-adviser it employs. More specifically, BMR would be responsible for managing the investment and reinvestment of the assets of the Portfolios, and BMR would provide the Portfolios with such investment management and supervision as the Portfolios may from time to time consider necessary for the proper supervision of the Portfolios’ investments. BMR also (i) would furnish continuously an investment program and determine from time to time what securities and other investments would be acquired, disposed of or exchanged and what portion of the Portfolios’ assets would be held uninvested; (ii) would be authorized, in its discretion and without prior consultation with the Portfolios, to buy, sell, and otherwise trade in any and all types of securities, derivatives, commodities, and investment instruments on behalf of the Portfolios; (iii) would take, on behalf of the Portfolios, all actions which it deems necessary or desirable to implement the investment policies of the Portfolios; and (iv) would be authorized to employ one or more sub-advisers to provide investment management services to the Portfolios. BMR is proposing to delegate day-to-day investment management of the Portfolios to LGM-HK, as described more fully in Proposal 2.

Fees. Under each Current LGM Agreement, LGM (as the investment adviser to each Portfolio) receives investment advisory fees of 0.75% annually on average daily net assets of up to $500 million. Under the Portfolio Administration Agreements, EVM receives from each Portfolio a fee equal to 0.25% annually of average daily net assets of up to $500 million. Under the Fund Management Agreements, EVM receives from each Fund a fee equal to 0.25% annually of average daily net assets of up to $500 million. Under each of the Agreements, the fee rate declines on average daily net assets in excess of $500 million. Under the Proposed BMR Agreements, BMR would be compensated for its investment advisory services at an annual rate of 1.10% for assets up to $500 million, and at decreasing rates thereafter, as set forth below. If Proposal 1 is approved, the Current EVM Agreements would be terminated and the Funds would be subject to a fee equal to 0.15% annually of average daily net assets pursuant to the New Administrative Services Agreements with EVM. The table below compares the current management fees to the proposed management fees.

Current Management Fees		Annual	Annual
	Annual	Portfolio	Fund	Total
	Portfolio	administration	management	management
Average Daily Net Assets	advisory fee	fee	fee	fees
Up to $500 million	0.750%	0.25000%	0.25000%	1.25000%
$500 million but less than $1 billion	0.700%	0.23333%	0.23333%	1.16666%
$1 billion but less than $1.5 billion	0.650%	0.21667%	0.21667%	1.08334%
$1.5 billion but less than $2 billion	0.600%	0.20000%	0.20000%	1.00000%
$2 billion but less than $3 billion	0.550%	0.18333%	0.18333%	0.91666%
$3 billion and over	0.500%	0.16667%	0.16667%	0.83334%

Proposed Management Fees	Annual	Annual Fund	Total
	Portfolio advisory	administration	management
Average daily net assets	fee	fee	fees
Up to $500 million	1.10%	0.15%	1.25%
$500 million but less than $1 billion	1.01%	0.15%	1.16%
$1 billion to less than $1.5 billion	0.93%	0.15%	1.08%
$1.5 billion to less than $2 billion	0.85%	0.15%	1.00%
$2 billion to less than $3 billion	0.76%	0.15%	0.91%
$3 billion and over	0.68%	0.15%	0.83%

As shown above, the total management fees payable by the Funds and the Portfolios is substantially the same under both the current and proposed management arrangements. The increase in the Portfolio’s advisory fee under the Proposed BMR Agreement is offset by the elimination of the Portfolio management fee and the reduction of the Fund administration fee.

The following table shows for the last two fiscal years for each Portfolio and Fund: (i) the advisory fees paid to LGM by each Portfolio under the Current LGM Agreements; (ii) the administration fees paid to EVM by each Portfolio under the Current Administration Agreement; (iii) the management fees paid to EVM by each Fund under the Current Management Agreement; (vi) the fee reduction by EVM and LGM under the current fee reduction agreements; and (v) the total management fees paid by each Fund and Portfolio under the current agreements.

						Total
Portfolio/	Year	Advisory fee paid	Administration fee	Management fee	Fee	management
Fund	Ended	by Portfolio	paid by Portfolio	paid by the Fund	Reduction[1]	fees

ASC	8/31/10	$1,009,067	$336,391	$138,661	$(90,688)	$1,393,431
	8/31/09	$681,228	$227,422	$106,894	$(38,190)	$977,354

GCG	8/31/10	$1,879,784	$626,632	$625,429	$(193,897)	$2,937,948
	8/31/09	$1,436,248	$479,252	$478,940	$(96,244)	$2,298,196

GI	12/31/10	$5,610,040	$1,870,848	$1,868,572	$(382,554)	$8,966,906
	12/31/09	$4,084,156	$1,363,975	$1,362,326	$(275,153)	$6,535,304

1	Under the Current EVM and LGM Agreements, EVM and LGM have agreed to reduce Total Annual Operating Expenses by 0.20% annually. The current reduction is contractual in nature and, with respect to 0.05% of the reduction annually, may not be terminated without Trustee or shareholder approval. In approving the Proposed BMR and LGM Agreements, shareholders also will be approving the discontinuation of this reduction. As described below, BMR and LGM have agreed to reimburse each Fund’s expenses to the extent they exceed specified limits.

     The following table shows for the last two fiscal years for each Portfolio and Fund: (i) the pro forma advisory fees payable to BMR under each Proposed BMR Agreement; (ii) the pro forma administrative fees payable to EVM under each New Administrative Services Agreement; (iii) the pro forma expense reimbursement by BMR and LGM under the proposed fee reduction agreement; and (iv) the total pro forma management fees payable by each Fund and each Portfolio under the proposed agreements. As discussed in Proposal 2, BMR would pay a sub-advisory fee to LGM from the advisory fees it receives under the Proposed BMR Agreement.

			Pro forma
Portfolio/		Pro forma advisory	administration fee paid	Pro forma fee	Total pro forma
Fund	Year Ended	fee paid by Portfolio[1]	by the Fund	reduction[2]	fees

ASC	8/31/2010	$1,479,970	$83,170	($269,085)	$1,294,055
	8/31/2009	$999,880	$64,033	($233,515)	$830,398

GCG	8/31/2010	$2,756,931	$375,221	($375,945)	$2,756,207
	8/31/2009	$2,107,827	$286,720	($422,618)	$1,971,929

GI	12/31/2010	$8,192,343	$1,148,403	($382,801)	$8,957,945
	12/31/2009	$6,036,735	$828,121	($1,156,423)	$5,708,433

1	Of this amount, BMR would have paid sub-advisory fees to LGM for ASC Portfolio, GCG Portfolio and GI Portfolio of $908,163 $1,691,753 and $5,067,711 for fiscal years ending in 2010 and $615,563, $1,293,440 and $3,712,452 for fiscal years ending in 2009, respectively.
2	Under the Proposed BMR and LGM Agreements, BMR and LGM have agreed to reimburse Fund Total Annual Operating Expenses to the extent that such expenses exceed prescribed limits (described below under “Comparison of Current and Pro Forma Total Annual Fund Expenses”) for a period of two years from the date of implementation of the Proposed BMR and LGM Agreements. Thereafter, this expense reimbursement may not be changed without Trustee approval.

     As shown in the table above, the pro forma management fees payable by each Fund and Portfolio net of the expense reductions are lower than the current management fees payable by the Funds and the Portfolio net of the current expense reductions. Accordingly, Fund shareholders are not expected to realize an increase in operating expenses under the Proposed Agreements.

Comparison of Current and Pro Forma Total Annual Fund Expenses

     The following table describes the fees and expenses that a shareholder may pay under the current management fee structure and the pro forma management fee structure. The fees would have been lower for each Fund’s most recently ended fiscal year if the Proposed BMR Agreements and Proposed LGM Agreements had been in effect. The fees and expenses shown are determined based upon average net assets for each Fund’s most recently ended fiscal year.

ASC Fund. Set forth below are ASC Fund’s actual and pro forma fund fees and expenses for the year ended August 31, 2010, which include both Fund and Portfolio expenses. ASC Fund net assets as of August 31, 2010 were $55,446,437.

	Actual Fees		Pro Forma Fees
Annual Fund Operating Expenses(1)	Class A	Class B	Class A	Class B
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees(2)	0.30%	1.00%	0.30%	1.00%
Other Expenses	0.69%	0.69%	0.69%	0.69%
Net Annual Fund Operating Expenses	2.24%	2.94%	2.24%	2.94%
Less Expense Reduction(3)	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Operating Expenses	2.04%	2.74%	2.04%	2.74%

(1)	Expenses of the Fund in the table above reflect the expenses of the Fund and Portfolio.
(2)	Under the Fund’s Class A distribution plan, the Fund is authorized to pay distribution fees to EVD of 0.50% annually. Beginning in May 2010, EVD agreed to reduce Class A distribution fees to 0.30% annually. If Proposals 1 and 2 are approved, the Fund will adopt a new Class A distribution plan that authorizes distribution fees of 0.30% annually.
(3)	Under the Current EVM and LGM Agreements, EVM and LGM have agreed to reduce Total Annual Operating Expenses by 0.20% annually. The current reduction is contractual in nature and the agreement to reduce expenses by 0.05% annually may not be terminated without Trustee and shareholder approval. If Proposals 1 and 2 are approved, BMR and LGM will enter into a contractual agreement to reimburse Fund Total Annual Operating Expenses to the extent that such expenses exceed 2.04% for Class A shares and 2.74% for Class B shares for a period of two years from the date of implementation of the Proposed BMR and LGM Agreements. Thereafter, this expense reimbursement may not be changed without Trustee approval. The expense reductions and reimbursements relate to ordinary operating expenses only and amounts may be subject to recoupment.

GCG Fund. Set forth below are GCG Fund’s actual and pro forma fund fees and expenses for the year ended August 31, 2010, which include both Fund and Portfolio expenses. GCG Fund net assets as of August 31, 2010 were $250,147,532.

	Actual Fees				Pro Forma Fees
Annual Fund Operating Expenses (1)	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I

Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution & Service (12b-1) Fees(2)	0.30%	1.00%	1.00%	n/a	0.30%	1.00%	1.00%	n/a
Other Expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Net Annual Fund Operating Expenses	2.10%	2.80%	2.80%	1.80%	2.10%	2.80%	2.80%	1.80%
Less Expense Reduction(3)	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Operating Expenses	1.95%	2.65%	2.65%	1.65%	1.95%	2.65%	2.65%	1.65%

(1)	Expenses of the Fund in the table above reflect the expenses of the Fund and Portfolio.
(2)	Under the Fund’s Class A distribution plan, the Fund is authorized to pay distribution fees to EVD of 0.50% annually. Beginning in May 2010, EVD agreed to reduce Class A distribution fees to 0.30% annually. If Proposals 1 and 2 are approved, the Fund will adopt a new Class A distribution plan that authorizes distribution fees of 0.30% annually.
(3)	Under the Current EVM and LGM Agreements, EVM and LGM have agreed to reduce Total Annual Operating Expenses by 0.15% annually. The current reduction is contractual in nature and the agreement to reduce expenses by 0.05% annually may not be terminated without Trustee and shareholder approval. If Proposals 1 and 2 are approved, BMR and LGM will enter into a contractual agreement to reimburse Fund Total Annual Operating Expenses to the extent that such expenses exceed 1.95% for Class A shares, 2.65% for Class B shares, 2.65% for Class C shares and 1.65% for Class I shares for a period of two years from the date of implementation of the Proposed BMR and LGM Agreements. Thereafter, this expense reimbursement may not be changed without Trustee approval. The expense reductions and reimbursements relate to ordinary operating expenses only and amounts may be subject to recoupment.

GI Fund. Set forth below are GI Fund’s actual and pro forma fund fees and expenses for the year ended December 31, 2010 annualized, which include both Fund and Portfolio expenses. GI Fund net assets as of December 31, 2010 were $765,601.669.

	Actual Fees				Pro Forma Fees
Annual Fund Operating Expenses (1)	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I

Management Fees	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%	1.22%
Distribution & Service (12b-1) Fees(2)	0.35%	1.00%	1.00%	n/a	0.30%	1.00%	1.00%	n/a
Other Expenses	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Net Annual Fund Operating Expenses	1.98%	2.63%	2.63%	1.63%	1.93%	2.63%	2.63%	1.63%
Less Expense Reduction(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Operating Expenses	1.93%	2.58%	2.58%	1.58%	1.88%	2.58%	2.58%	1.58%

(1)	Expenses of the Fund in the table above reflect the expenses of the Fund and Portfolio.
(2)	Under the Fund’s Class A distribution plan, the Fund is authorized to pay distribution fees to EVD of 0.50% annually. Beginning in May 2010, EVD agreed to reduce Class A distribution fees to 0.35% annually. If Proposals 1 and 2 are approved, the Fund will adopt a new Class A distribution plan that authorizes distribution fees of 0.30% annually.
(3)	Under the Current EVM and LGM Agreements, EVM and LGM have agreed to reduce Total Annual Operating Expenses by 0.05% annually. The current reduction is contractual in nature and the agreement to reduce expenses by 0.05% annually may not be terminated without Trustee and shareholder approval. If Proposals 1 and 2 are approved, BMR and LGM will enter into a contractual agreement to reimburse Fund Total Annual Operating Expenses to the extent that such expenses exceed 1.88% for Class A shares, 2.58% for Class B and Class C shares, and 1.58% for Class I shares for a period of two years from the date of implementation of the Proposed BMR and LGM Agreements. Thereafter, this expense reimbursement may not be changed without Trustee approval. The expense reductions and reimbursements relate to ordinary operating expenses only and amounts may be subject to recoupment.

Payment of Expenses. Under both the Current LGM Agreements and the Proposed BMR Agreements, each Portfolio pays all expenses incident to its organization, operations, and business not specifically assumed by the investment adviser, including (i) expenses of maintaining the Portfolio and continuing its existence; (ii) registration of the Portfolio under the 1940 Act; (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale and redemption of Interests in the Portfolio; (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering documents or memoranda for such purposes and for distributing the same to interest holders and investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio’s placement agent as broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to interest holders and of meetings of interest holders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and other disbursements of custodians and sub-custodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, interest holders servicing agents and registrars for all services to the Portfolio; (xv) expenses of servicing the accounts of interest holders; (xvi) any direct charges to interest holders approved by the Trustees of the Portfolio; (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR’s organization; and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and interest holders with respect thereto.

Other Provisions. Under both the Current LGM Agreements and the Proposed BMR Agreements, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the agreement, the investment adviser is not liable to the Portfolios or any Portfolio interest holder for any act or omissions in the course of or in connection with rendering services or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     A form of the Proposed BMR Agreements is attached as Exhibit B. Please review it carefully as the foregoing description is only a summary.

BMR and EVM

     BMR and EVM are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of EVM and BMR. EV, BMR and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. EVM and its affiliates currently manage over $180 billion on behalf of mutual funds, institutional clients and individuals. EVM currently serves as administrator of each Portfolio and manager of each Fund. Thomas E. Faust Jr., Chief Executive Officer and President of EVM and BMR, also serves as a Trustee of the Funds and the Portfolios. For the fiscal years ended August 31, 2010, EVM received administrative services fees from the ASC Portfolio and the GCG Portfolio of $336,391 and $626,632, respectively, and received management fees of $$138,661 and $625,429 from the ASC Fund and the GCG Fund, respectively. For its fiscal year ended December 31, 2010, EVM received administrative services fees from the GI Portfolio of $1,870,848 and received management fees of $1,868,572 from the GI Fund.

     Eaton Vance Distributors, Inc. (“EVD”), an affiliated broker-dealer of EVM, acts as the principal underwriter for the Funds and as placement agent for the Portfolios. Pursuant to Fund distribution plans, the ASC Fund and the GCG Fund accrued and/or paid $309,273 and $1,536,240, respectively, of which $172,597 and $639,262, respectively, was retained by EVD for the year ended August 31, 2010. For the GI Fund’s fiscal year ended December 31, 2010, $4,196,165 was accrued and/or paid by such Fund, of which $1,715,000 was retained by EVD. Under an agreement with EVD and to encourage sales of Class B and Class C shares of ASC Fund and GCG Fund and Class B shares of GI Fund, LGM pays EVD from its own resources amounts equivalent to 0.15% for Class B and/or 0.125% for Class C of each Class’s annual average daily net assets. For the year ended August 31, 2010 for ASC Fund and GCG Fund and for the year ended December 31, 2010 for GI Fund, EVD received $20,048, $108,776 and $303,383, respectively from LGM.  The business address of EVM and EVD is Two International Place, Boston, Massachusetts 02110. EVM is not paid a fee for serving as adviser or administrator of any other fund with a similar investment objective to that of the Portfolio.

Trustees Considerations with Respect to Both Proposals

     At a meeting held on December 13, 2010, the Boards of Trustees, including a majority of the Independent Trustees of each Portfolio, approved the Proposed BMR Agreements and the Proposed LGM Agreements (collectively “New Agreements”). The Boards of the Funds also approved the New Administration Agreement, which would become effective upon shareholder approval of Proposals 1 and 2. In considering the restructuring of the current contractual relationship among the Portfolios, the Funds, LGM and EVM, the Trustees took into account the terms of the Transaction and other relevant considerations, including that the New Agreements will identify more clearly each party’s responsibility for the provision of various services to the Portfolios and the Funds. A complete discussion of the Trustees’ considerations is set forth in Exhibit E.

Implementation of Proposed Agreements. If Proposals 1 and 2 are approved, the Proposed BMR Agreement and the Proposed LGM Agreements will be implemented as soon as practical after the closing of the Transaction. If Proposal 1 or Proposal 2 is not approved, the Board will consider what actions, if any, may be appropriate in light of, among other things, whether the Transaction has closed. In the event the Proposals are approved but the Transaction is not consummated, the Portfolio and Fund management arrangements will be restructured as described herein.

Vote Required to Approve Proposal 1

     Approval of the Proposed BMR Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of a Portfolio, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed BMR Agreements in the same proportion as the votes of the Fund shareholders cast at the meeting. As noted above, the implementation of the Proposed BMR Agreements is contingent on approval of Proposal 2.

The Boards of Trustees of the Trusts recommend that the shareholders of each Fund vote FOR the approval of the Proposed BMR Agreements between BMR and the Portfolios.

PROPOSAL 2. APPROVAL OF THE PROPOSED LGM AGREEMENTS

     At a meeting of the Boards of Trustees of the Portfolios held on December 13, 2010, the Trustees approved the Proposed LGM Agreements pursuant to which LGM will serve as investment sub-adviser to each Portfolio. As noted above, shareholders of “LGM Parent” have entered into an agreement to sell 100% of LGM Parent’s shares to BMO in the Transaction. Other than the resulting change in control of LGM Parent that will occur upon the closing of the Transaction, all other aspects of the operations of LGM and LGM-HK are expected to remain substantially the same. The Transaction is described in greater detail below. A form of the Proposed LGM Agreements is included as Exhibit C. The implementation of the Proposed LGM Agreements is contingent upon the approval of Proposal 1.

The Current LGM Agreements and the Proposed LGM Agreements

Services Provided. Under each Current LGM Agreement, LGM serves as investment adviser for and manages the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Portfolio’s Trustees. Under the Proposed LGM Agreement, LGM will provide the same services, subject to the supervision of BMR in addition to the supervision of the Trustees. Under both Agreements, LGM is required to furnish continuously an investment program and determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Portfolios’ assets will be held uninvested, and may take all actions which they deem necessary or desirable to implement the investment policies of the Portfolios. LGM also places all orders for the purchase or sale of portfolio securities for the account of the Portfolios either directly with the issuer or with brokers or dealers selected by LGM, and is authorized as the agent of the Portfolios to give instructions to the custodian of the Portfolios as to deliveries of securities and payments of cash for the account of the Portfolios. LGM also provides office space to the Portfolios and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios and pays the salaries and fees of all officers and Trustees of the Portfolios who are members of LGM’s organization and all personnel of LGM performing services relating to research and investment activities.

Fees. Under each Current LGM Agreement, LGM received an investment advisory fee from the Portfolio. Under each Proposed LGM Agreement, a sub-advisory fee would be paid by BMR (as investment adviser) to LGM for its services. Under the Proposed LGM Agreements, the fee rates and breakpoints would be revised as follows:

	Current annual	Proposed annual
Average daily net assets	advisory fee	sub-advisory fee*

up to $500 million	0.75%	0.675%
$500 million but less than $1 billion	0.70%	0.635%
$1 billion but less than $1.5 billion	0.65%	0.595%
$1.5 billion but less than $2 billion	0.60%	0.555%
$2 billion but less than $3 billion	0.55%	0.515%
$3 billion and over	0.50%	0.475%

* As noted above, the fee payable to LGM under the proposed sub-advisory agreement would be paid by BMR and not by the Portfolio.

The following table shows for each Portfolio’s last two fiscal years: (i) the amount of advisory fees paid to LGM by each Portfolio under the Current LGM Agreements; (ii) the pro forma amount of sub-advisory fees that would be paid to LGM by BMR under each Proposed LGM Agreement; and (iii) the difference between the amounts.

		Advisory fee paid	Pro forma sub-advisory
Fund	Year Ended	by Portfolio	fee paid by BMR	Difference

ASC Portfolio	8/31/10	$1,009,067	$908,163	($100,904)
	8/31/09	$681,228	$613,563	($67,665)

GSC Portfolio	8/31/10	$1,879,784	$1,691,753	($188,031)
	8/31/09	$1,436,248	$1,293,440	(142,808)

GI Portfolio	6/30/10	$5,610,040	$5,067,711	(543,329)
	6/30/09	$4,084,156	$3,712,452	(371,704)

As shown above, LGM will receive a lower rate of compensation under the Proposed LGM Agreements compared to the compensation received under the Current LGM Agreements. As noted below, to encourage sales of Class B and Class C shares of ASC Fund and GCG Fund and Class B shares of GI Fund, LGM currently pays EVD from its own resources amounts equivalent to 0.15% for Class B and 0.125% for Class C of each Class’s annual average daily net assets. These payments would be discontinued if Proposals 1 and 2 are approved.

Payment of Expenses. Under both the Current LGM Agreements and the Proposed LGM Agreements, the Portfolios pay all expenses incident to its organization, operations, and business not specifically assumed by LGM, including commissions, fees and other expenses connected with buying, selling and holding securities and other investments; auditing, accounting and legal expenses; taxes and interest; governmental fees; expenses of issue, sale and redemption of interests in the Portfolios; expenses of registering and qualifying the Portfolios and interests in the Portfolios under federal and state securities laws and preparing and printing registration statements or other offering statements; expenses of registering and maintaining registrations of the Portfolios and of the Portfolios’ placement agent as broker-dealer or agent under state securities laws; expenses of reports and notices to interest holders and of meetings of interest holders and proxy solicitations therefore; expenses of reports to governmental officers and commissions; insurance expenses; association membership dues; fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolios; fees, expenses and disbursements of transfer agents, dividend disbursing agents, interest holder servicing agents and registrars for all services to the Portfolio; compensation and expenses of Trustees of the Portfolios who are not members of LGM’s or EVM’s organization; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolios to indemnify their Trustees, officers and interest holders with respect thereto.

Other Provisions. Under both the Current LGM Agreements and the Proposed LGM Agreements, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the agreement, LGM is not liable to the Portfolios or any Portfolio interest holder (or, in the case of the Proposed LGM Agreement, BMR) for acts or omissions or for any investment type losses in connection with the services it provides. Under the Proposed LGM Agreements, BMR and LGM indemnify each other against any and all losses, claims, damages, liabilities, or litigation arising out of the other party’s gross negligence, willful misfeasance, or bad faith in the performance of its duties.

     The Current LGM Agreements were most recently approved by the Trustees, including all of the Trustees who are not interested persons of EVM or LGM (the “Independent Trustees”), on April 26, 2010. The Current LGM Agreements will continue in effect indefinitely so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of a Portfolio or the Trustees of the Portfolio, provided that such Agreements will terminate automatically upon assignment.

     The Proposed LGM Agreements were approved by the Trustees, including the Independent Trustees, at a meeting held on December 13, 2010, and if approved by shareholders, each shall remain in full force and effect for one year after its effective date and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio and (ii) by the vote of a majority of the Independent Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval. Each such Agreement also provides it (i) may be terminated, without the payment of any penalty on 60 days’ advance written notice by either of EVM or LGM to the other party; (ii) may be terminated by vote of a majority of the outstanding voting securities of the Trust; (iii) terminates automatically in the event of its assignment; and (iv) generally, may not be amended without the approval by vote of a majority of the Trustees of the Portfolio who are not interested persons of the investment adviser or the sub-adviser, and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.

The Transaction. As noted above, the shareholders of LGM Parent have entered into an agreement with Bank of Montreal to sell all of the outstanding shares of LGM Parent to Bank of Montreal or a wholly-owned subsidiary of Bank of Montreal. Bank of Montreal, a publicly-traded Canadian banking institution, is a highly-diversified financial services organization involved in personal and commercial banking, capital markets and private client servicing. Established in 1817 and based in Canada, Bank of Montreal serves 11 million customers in North America and internationally. In the United States, it also operates under the name of its Chicago-based subsidiary, Harris. On December 17, 2010, Bank of Montreal announced that it has entered into a definitive agreement to acquire Marshall & Ilsley Corporation in a stock-for-stock transaction for an announced aggregate purchase price of approximately $4.1 billion. The acquisition is expected to close prior to July 31, 2011. Bank of Montreal currently has a market capitalization of approximately $34 billion as at January 19, 2011. Bank of Montreal’s Private Client Group, which it is expected LGM will become part of, had assets under management and administration of approximately $259 billion as of October 31, 2010. Bank of Montreal’s head office address is 1 First Canadian Place, Toronto, Ontario M5X IAI, Canada.

     Eaton Vance Corp. (“EVC”), the parent of BMR and EVM, currently owns approximately 20% of the outstanding shares of LGM Parent and will participate in the Transaction. Other shareholders of LGM Parent include the Hon. Robert Lloyd George, President of each Portfolio and Chief Executive Officer of LGM Parent, who owns approximately 44% of the outstanding shares of LGM Parent, as well as William Raleigh Kerr, Secretary of each Portfolio and President of LGM Parent, and other members of LGM’s investment personnel and senior management.

     Under the terms of the sale and purchase agreement (the “SPA”) entered into by the shareholders of LGM Parent and Bank of Montreal, consideration for the Transaction will consist of an initial payment, with subsequent payments if LGM achieves certain specific revenue targets following the closing of the Transaction. As noted above, EVC owns approximately 20% of LGM Parent’s outstanding shares. As such, it will receive approximately 20% of the compensation (including the additional compensation) payable under the SPA. EVM believes that the amount of additional compensation that it might receive under the SPA is not material to its financial condition.

LGM

     LGM, Suite 3808, One Exchange Square, Central, Hong Kong, is each Portfolio’s investment adviser pursuant to the Current LGM Agreements.4 LGM and its affiliates act as investment adviser to various individual and institutional clients and currently manage approximately USD$6.5 billion in assets as of December 31, 2010. LGM has been the adviser of each Portfolio since such Portfolio’s commencement of operations. LGM is ultimately controlled by the Hon. Robert Lloyd George, President of each Portfolio and Chairman and Chief Executive Officer of LGM. LGM’s only business is portfolio management. EVM’s parent company, EVC, currently owns 20% of LGM Parent. The directors of the LGM are the Hon. Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko and Tonessan Amissah. Mr. Kerr is Chief Executive Officer of the investment adviser. The business address of the first five individuals is Suite 3808, One Exchange Square, Central, Hong Kong and of the last two is Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. Subsequent to the Transaction, LGM Parent will be a wholly-owned indirect subsidiary of BMO. BMO will purchase LGM Parent’s shares with available cash.

     The Current LGM Agreements were most recently submitted to a vote of Portfolio interest holders in connection with each Agreement‘s initial approval. For the fiscal years ended August 31, 2010 for ASC Portfolio and GCG Portfolio, LGM received advisory fees from the Portfolios of $1,009,067 and $1,879,784, respectively. For GI Portfolio’s fiscal year ended December 31, 2010, LGM received advisory fees from the Portfolio of $5,610,040. Under an agreement with EVD and to encourage sales of Class B and Class C shares of ASC Fund and GCG Fund and Class B shares of GI Fund, LGM pays EVD from its own resources amounts equivalent to 0.15% for Class B and/or 0.125% for Class C of each Class’s annual average daily net assets. For the year ended August 31, 2010 for ASC Fund and GCG Fund and for the year ended December 31, 2010 for GI Fund, EVD received $20,048, $108,776 and $303,383, respectively, from LGM. If Proposals 1 and 2 are approved, this agreement between LGM and EVD will be terminated. LGM does not serve as adviser to any other U.S. registered investment company that is managed similarly to a Portfolio.

     A form of the Proposed LGM Agreement is attached as Exhibit C. If Proposal 1 or Proposal 2 is not approved, the Current LGM and EVM Agreements will continue and the Trustees will consider what actions, if any, may be appropriate.

A comparison of the current and pro forma management fees and total Fund operating expenses can be found beginning on page 7. Information concerning the Board’s approval of the proposals and recommendation is included in Proposal 1 and also in Exhibit E.

Vote Required to Approve Proposal 2

     Approval of the Proposed LGM Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. A Fund will cast its votes

__________________
4 As described above in “Background,” LGM-Bermuda is responsible for managing GCG Portfolio’s investments pursuant to a service agreement effective on January 1, 1996 between LGM-HK and LGM-Bermuda.

with respect to the Proposed LGM Agreements in the same proportion as the votes of the Fund shareholders cast at the meeting. As noted above, the implementation of the Proposed LGM Agreements is contingent on approval of Proposal 1.

The Boards of Trustees of the Trusts recommend that the shareholders of each Fund vote FOR the approval of the Proposed LGM Agreements between BMR and LGM.

NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trusts’ Boards of Trustees will be borne by LGM. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM, by the Funds’ transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization. The Funds have retained [ ] to assist in the solicitation of proxies; the estimated fee will total approximately $575,000, including out-of-pocket expenses. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds’ officers, by EVM personnel, by the transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by [ ] in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by LGM. A written proxy may be delivered to the Funds or the transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $600,000.

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Funds may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Funds record votes by telephone or over the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by a Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Trusts’ Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. Abstentions will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions will assist each Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not be counted for quorum purposes and will not be voted. Shares for which votes are not received which are not held by nominees, to the best of each Fund’s knowledge, will not be counted as present for quorum purposes, but will be voted in proportion to votes actually received.

     Under the By-laws of the Trusts, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of a Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of such Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by LGM as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.

Householding

     One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-866-615-7268 Monday through Friday 9:30 a.m. to 9:00 p.m. Eastern time or writing to Eaton Vance Management, Attn: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

January __, 2011

Exhibit A

     As of the December 31, 2010, the following person(s) of each class of the Funds held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Eaton Vance Asian Small Companies Fund

Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	17.12%
Pershing LLC	Jersey City, NJ	12.66%
Citigroup Global Markets, Inc.	Owings Mills, MD	6.36%
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	26.36%
Pershing LLC	Jersey City, NJ	11.36%
American Enterprise Investment Services	Minneapolis, MN	5.78%

Eaton Vance Greater China Growth Fund

Class A Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.65%
Citigroup Global Markets, Inc.	Owings Mills, MD	8.32%
Pershing LLC	Jersey City, NJ	7.99%
Class B Shares
Citigroup Global Markets, Inc.	Owings Mills, MD	20.21%
Pershing LLC	Jersey City, NJ	12.77%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.30%
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	23.41%
Citigroup Global Markets, Inc.	Owings Mills, MD	12.49%
Pershing LLC	Jersey City, NJ	6.77%
Morgan Stanley Smith Barney	Jersey City, NJ	6.36%
Class I Shares
Charles Schwab & Co. Inc.	San Francisco, CA	45.83%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	29.03%
Citigroup Global Markets, Inc.	Owings Mills, MD	22.79%

Eaton Vance Greater India Fund

Class A Shares
Pershing LLC	Jersey City, NJ	11.68%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.94%
American Enterprise Investment Services	Minneapolis, MN	7.94%
Charles Schwab & Co. Inc.	San Francisco, CA	6.42%
Class B Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15.24%
Citigroup Global Markets, Inc.	Owings Mills, MD	10.16%
Pershing LLC	Jersey City, NJ	9.83%
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	24.90%
Citigroup Global Markets, Inc.	Owings Mills, MD	11.00%
Pershing LLC	Jersey City, NJ	8.37%
Morgan Stanley Smith Barney	Jersey City, NJ	5.27%

A-1

Eaton Vance Greater India Fund (continued)

Class I Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	66.62%
Citigroup Global Markets, Inc.	Owings Mills, MD	18.96%
Charles Schwab & Co. Inc.	San Francisco, CA	10.34%

     Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-2

Exhibit B

FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this ___ day of , 2011, between _________ Portfolio, a Massachusetts business trust (the “Trust”), and Boston Management and Research, a Massachusetts business trust (the “Adviser”).

     1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement

     The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, derivatives, commodities, and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

     The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust.

     2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to the following of the average daily net assets of the Trust throughout each month:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each Level)
Up to $500 million	1.10%
$500 million but less than $1 billion	1.01%
$1 billion but less than $1.5 billion	0.93%
$1.5 billion but less than $2 billion	0.85%
$2 billion but less than $3 billion	0.76%
$3 billion and over	0.68%

     Such compensation shall be paid monthly in arrears on the last business day of each month. The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.

The Adviser may, from time to time, waive all or a part of the above compensation.

     3. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, officers,

employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Adviser. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940. Each such sub-investment adviser’s performance of its obligation under any such agreement shall be supervised by Eaton Vance. Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder. In the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser or sub-administrator, subject to approval by the Board and notice to the sub-adviser or sub-administrator.

     7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

     Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

     8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Trust.

     9. Limitation of Liability. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

     10. Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms “Holders” and “Interests” when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

_______________________ PORTFOLIO

By: _________________________________
Hon. Robert Lloyd George
President

BOSTON MANAGEMENT AND RESEARCH

By: _________________________________
Maureen A. Gemma
Vice President

Exhibit C

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this ___ day of _______, 2011, between Boston Management and Research, a Massachusetts business trust (the “Adviser”), and Lloyd George Management (Hong Kong) Limited, a company organized in Bermuda (the "Sub-Adviser").

     WHEREAS, _______ Portfolio (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

     WHEREAS, the Trust is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission may invest its assets in the Trust; and

     WHEREAS, pursuant to an Investment Advisory Agreement, dated ______, 2011 (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory and management services to the Trust; and

     WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Adviser.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

     1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and undertakes to afford to the Trust the advice and assistance of the Sub-Adviser's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser's organization and all personnel of the Sub-Adviser performing services relating to research and investment activities. The Sub-Adviser shall for all purposes herein be deemed to be independent contractors and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     2. Duties of the Sub-Adviser. The Sub-Adviser shall provide the Trust with such investment management and supervision as the Adviser and the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust and subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the 1940 Act, all as from time to time amended, the Sub-Adviser (i) shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the

Trust's assets shall be held uninvested and (ii) is authorized, in its discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Adviser shall take, on behalf of the Trust, all actions which they deem necessary or desirable to implement the investment policies of the Trust.

     The Sub-Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Sub-Adviser, and to that end the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust, copies of which shall be provided to the Sub-Adviser.

     3. Compensation of the Sub-Adviser. For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, the Sub-Adviser shall be entitled to receive from the Adviser the fee set forth on Appendix A hereto. Such fee shall be paid monthly in arrears on the last business day of each month. In case of initiation or termination of the Agreement during any month, the fee for that month shall be based on the number of calendar days during which it is in effect.

     The Sub-Adviser may, from time to time, waive all or a part of the above compensation to which it is entitled hereunder.

     4. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of interests in the Trust, (viii) expenses of registering and qualifying the Trust and interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balanced and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the accounts of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of one of the Adviser or Sub-Adviser's organizations, (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

     5. Other Interests. It is understood that Trustees and officers of the Trust and Holders in the Trust are or may be or become interested in the Sub-Adviser as trustees, shareholders or otherwise and that trustees, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Sub-Adviser may be or become interested in the Trust as an Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Sub-Adviser or the Adviser and its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     6. Limitation of Liability of the Sub-Adviser. The services of the Sub-Adviser to the Adviser for the benefit of the Trust are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or to any Holder in the Trust or to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     7. Indemnification.

     a. The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 Act, as amended, (the “1933 Act”) controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Sub-Adviser or the Trust which (1) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s disregard of its obligations and duties under this Agreement and to the Trust, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Trust, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations or duties under this Agreement.

     b. Notwithstanding Section 6 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Trust which (1) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s disregard of its obligations or duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Trust, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Adviser or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations and duties under this Agreement.

     c. The Adviser shall not be liable under Paragraph (a) of this Section 7 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

     d. The Sub-Adviser shall not be liable under Paragraph (b) of this Section 7 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

     8. Duration and Termination of this Agreement.

     a. This Agreement shall become effective upon the date of its execution, subject to the condition that the Trust’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, and the Holders of Interests in the Trust, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as herein provided, this Agreement shall remain in full force and effect for one-year from the effective date and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Sub-Adviser (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

     b.Notwithstanding the foregoing, (i) the Sub-Adviser may at any time on sixty (60) days' prior written notice to the Adviser terminate its obligations hereunder without the payment of any penalty; (ii) the Adviser may at any time on sixty (60) days' notice to the Sub-Adviser terminate this Agreement without the payment of any penalty, and (iii) this Agreement may be terminated by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason.

     9. Amendments of the Agreement. This Agreement may be amended by a writing signed by all parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Sub-Adviser cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

     10. Limitation of Liability. The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust and the Adviser limiting the personal liability of the Trustees and officers of the Trust and the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser or the Trust for payment of claims or obligations as between the Adviser or the Trust and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust or the Adviser, respectively.

     11. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By: ---------------------------------- Maureen A. Gemma Vice President LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED By: ---------------------------------- Hon. Robert Lloyd George President

Appendix A

For the services, payments and facilities furnished by the Sub-Adviser under this Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee computed daily and payable monthly equal to the following fee:

Average daily net assets	Annual fee
Up to $500 million	0.675%
$500 million but less than $1 billion	0.635%
$1 billion to less than $1.5 billion	0.595%
$1.5 billion to less than $2 billion	0.555%
$2 billion to less than $3 billion	0.515%
$3 billion and over	0.475%

The Trust's net asset value shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Exhibit D

Officers of the Trusts and Portfolios

     The officers of the Trusts and Portfolios and their length of service are set forth below. Because of their positions with EVM and their ownership of EVC stock, the officers of the Trusts and the Portfolios benefit from the advisory fees paid by the Portfolios to EVM. Unless otherwise indicated (1) the positions listed under “Position(s) Held with the Trust and/or Portfolio” are held with both the Trust and the Portfolio and (2) the business address of each officer is Two International Place, Boston, Massachusetts 02110. As used in this Exhibit D “BMR" refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVD” refers to Eaton Vance Distributors, Inc. and “Eaton Vance” refers to Eaton Vance Management. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with EVM may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s) Held	Term of Office
Name, Address and	with	and Length of	Principal Occupations
Year of Birth(1)	Trust/Portfolio	Time Served	During Past Five Years

Duncan W.	President of the	Since 2011	Director of EVC and Executive Vice President and
Richardson	Trusts		Chief Equity Investment Officer of EVC, EVM and
1957			BMR. Officer of 88 registered investment companies
managed by EVM or BMR.

Michael A. Allison	Vice President of	Since 2007	Vice President of EVM and BMR. Officer of 27
1964	Special Investment		registered investment companies managed by EVM or
	Trust		BMR.

John Brynjolfsson	Vice President of	Since 2010	Chief Investment Officer and Managing Director of
1964	Special Investment		Armored Wolf LLC since 2008. Formerly, Managing
	Trust		Director at PIMCO (2003-2008). Officer of 17
registered investment companies managed by EVM or
BMR.

Maria C. Cappellano	Vice President of	Since 2010	Vice President of EVM and BMR. Officer of 48
1967	Special Investment		registered investment companies managed by EVM or
	Trust		BMR.

J. Scott Craig	Vice President of	Since 2006	Vice President of EVM and BMR. Officer of 17
1963	Special Investment		registered investment companies managed by EVM or
	Trust		BMR.

James H. Evans	Vice President of	Since 2010	Vice President of EVM and BMR since December
1959	Special Investment		2008. Formerly, Senior Vice President and Senior
	Trust		Portfolio Manager, Tax-Exempt Fixed Income at M.D.
Sass (1990-2008). Officer of 23 registered
investment companies managed by EVM or BMR.

Gregory R. Greene	Vice President of	Since 2006	Managing Director of Fox Asset Management LLC and
1966	Special Investment		member of the Investment Committee. Officer of 18
	Trust		registered investment companies managed by EVM or
BMR.

	Position(s) Held	Term of Office
Name, Address and	with	and Length of	Principal Occupations
Year of Birth(1)	Trust/Portfolio	Time Served	During Past Five Years

Thomas H. Luster	Vice President of	Since 2002	Vice President of EVM and BMR. Officer of 54
1962	Special Investment		registered investment companies managed by EVM or
	Trust		BMR.

Michael R. Mach	Vice President of	Of Growth	Vice President of EVM and BMR. Officer of 28
1947	the Trusts	Trust since	registered investment companies managed by EVM or
		2011 and of	BMR.
Special
Investment
Trust since
2006

Robert J. Milmore	Vice President of	Since 2006	Vice President of Fox Asset Management LLC and
1969	Special Investment		member of the Investment Committee. Officer of 18
	Trust		registered investment companies managed by EVM or
BMR.

J. Bradley Ohlmuller	Vice President of	Since 2008	Principal of Fox Asset Management LLC and member
1968	Special Investment		of the Investment Committee. Officer of 18 registered
	Trust		investment companies managed by EVM or BMR.

Walter A. Row, III	Vice President of	Of Growth	Vice President of EVM and BMR. Officer of 32
1957	the Trusts	Trust since	registered investment companies managed by EVM or
		2011 and of	BMR.
Special
Investment
Trust since
2007

Judith A. Saryan	Vice President of	Of Growth	Vice President of EVM and BMR. Officer of 60
1954	the Trusts	Trust since	registered investment companies managed by EVM or
		2011 and of	BMR.
Special
Investment
Trust since
2006

Ronald Solberg	Vice President of	Since 2010	Managing Director of Armored Wolf LLC since 2008.
1953	Special Investment		Formerly, Portfolio Manager at Viking Asset
	Trust		Management (2001-2008). Officer of 17 registered
investment companies managed by EVM or BMR.

Stewart D. Taylor	Vice President of	Since 2010	Vice President of EVM and BMR. Officer of 18
1954	Special Investment		registered investment companies managed by EVM or
	Trust		BMR.

Michael Weilheimer	Vice President of	Since 2006	Vice President of EVM and BMR. Officer of 25
1961	Special Investment		registered investment companies managed by EVM or
	Trust		BMR.

	Position(s) Held	Term of Office
Name, Address and	with	and Length of	Principal Occupations
Year of Birth(1)	Trust/Portfolio	Time Served	During Past Five Years

Hon. Robert Lloyd	President of the	Of ASC	Chairman of LGM. Officer of 3 registered investment
George *	Portfolios	Portfolio since	companies managed by EVM or BMR.
1952		1996, of GCG
Portfolio since
1992 and of GI
Portfolio since
1994

Pamela Chan*	Vice President of	Of GCG	Director of LGM. Officer of 1 registered investment
1957	GCG Portfolio	Portfolio since	company managed by EVM or BMR.
2002

Christopher Darling*	Vice President of	Of ASC	Director of Research of LGM (since 2006). Previously,
1964	ASC and GI	Portfolio since	an equity sales person at Fox-Pitt Kelton in London
	Portfolios	2008 and of GI	(2005-2006). Officer of 2 registered investment
		Portfolio since	companies managed by EVM or BMR.
2007

William Walter	Vice President of	Of ASC	Chief Executive Officer of LGM. Officer of 3 registered
Raleigh Kerr*	the Portfolios	Portfolio since	investment companies managed by EVM or BMR.
1950		1996, of GCG
Portfolio since
1992 and of GI
Portfolio since
1994

Ng Guan Mean*	Vice President of	Of ASC	Portfolio Manager at LGM (since 2007). Previously, a
1974	ASC Portfolio	Portfolio since	portfolio manager at DBS Asset Management (2006-
		2008	2007) and an assistant investment manager at The
Asia Life Assurance Society Limited (2000-2006).
Officer of 1 registered investment company managed
by EVM or BMR.

Barbara E. Campbell	Treasurer	Of Growth	Vice President of EVM and BMR. Officer of 175
1957		Trust since	registered investment companies managed by EVM or
		2005 and of	BMR.
ASC Portfolio
since 2008

Maureen A. Gemma	Secretary and	Secretary since	Vice President of EVM and BMR. Officer of 175
1960	Chief Legal Officer	2007 and	registered investment companies managed by EVM or
		Chief Legal	BMR.
Officer since
2008

Paul M. O’Neil	Chief Compliance		Vice President of EVM and BMR. Officer of 175
1953	Officer	Since 2004	registered investment companies managed by EVM or
BMR.

*Business address is Suite 3808, One Exchange Square, Central, Hong Kong

Exhibit E

Considerations Relating to Approval of the Investment Advisory Agreements and Sub-Advisory Agreements

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval. The 1940 Act also provides that a fund’s investment advisory agreement will terminate automatically upon its “assignment,” which generally includes any direct or indirect transfer of the investment advisory agreement or of a controlling block of the adviser’s outstanding voting securities.

The shareholders of Lloyd George Management (B.V.I.) Limited (“LGM Parent”), the parent company of Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”, and together with LGM-HK (as defined below) and its other affiliates “LGM”), have negotiated the terms of an agreement pursuant to which Bank of Montreal or a wholly-owned subsidiary of Bank of Montreal (collectively, “BMO”) will purchase 100% of LGM Parent’s outstanding shares (the “Transaction”). LGM-Bermuda or an affiliate (“LGM”) is the investment adviser to each of Asian Small Companies Portfolio, Greater China Growth Portfolio and Greater India Portfolio (each a “Portfolio” and, collectively, the “Portfolios”) pursuant to investment advisory agreements with each Portfolio (the “Current LGM Agreements”). Eaton Vance Asian Small Companies Fund (“ASC Fund”), a series of Eaton Vance Growth Trust, invests substantially all of its assets in Asian Small Companies Portfolio. Eaton Vance Greater China Growth Fund (“GCG Fund”), a series of Eaton Vance Growth Trust, invests substantially all of its assets in Greater China Growth Portfolio. Eaton Vance Greater India Fund (“GI Fund” and together with ASC Fund and GCG Fund, the “Funds”), a series of Eaton Vance Special Investment Trust, invests substantially all of its assets in Greater India Portfolio. Eaton Vance Management (“EVM”) currently serves as administrator to each Portfolio pursuant to administration agreements (the “Portfolio Administration Agreements”) and manager of each Fund pursuant to management agreements (together with the Portfolio Administration Agreements, the “Current EVM Agreements”). The Current LGM Agreements and the Current EVM Agreements are sometimes referred to herein as the “Current Agreements.” Upon consummation of the Transaction, each of the Current LGM Agreements will terminate automatically in accordance with the requirements of the 1940 Act. In connection with the termination of the Current LGM Agreements upon consummation of the Transaction, and consistent with the recommendation of the Board of each Fund and Portfolio, EVM and LGM have proposed to restructure the contractual relationships with the Portfolios and the Funds such that Boston Management and Research (“BMR”), an affiliate of EVM, would serve as the investment adviser of each Portfolio, Lloyd George Management (Hong Kong) Limited (the “LGM-HK”) would serve as sub-adviser to each Portfolio, and EVM would serve as administrator to each Fund.

After review of the proposed Transaction and restructuring of the Portfolios’ relationship with EVM and LGM, the Board, including a majority of the Independent Trustees, voted at an in-person meeting held on December 13, 2010 to approve the investment advisory agreements (the “Proposed BMR Agreements”) between each of the Portfolios and BMR, the sub-advisory agreements (the “Proposed LGM Agreements” and together with the Proposed BMR Agreements, the “New Agreements”) between BMR and LGM-HK, and the administrative services agreements between each of the Funds and EVM.

In connection with its review of the Transaction, the Board requested and received information detailing the terms of the Transaction, the financial and organizational impact of the Transaction on LGM and its personnel, the terms of the New Agreements (including the similarities and differences between the Current Agreements and the New Agreements), the nature of the policies and processes that will be in place following the Transaction, the anticipated role of Bank of Montreal as LGM’s parent company, and the financial impact of the Transaction on Eaton Vance Corp. (“EVC”), the parent company of BMR and EVM, as a seller of its equity interest in LGM Parent. The Board also received assurances that the nature, extent and quality of the inter-related services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same the services currently provided by LGM and EVM under the Current Agreements and that following the Transaction LGM will continue to operate its business in substantially the same manner as it does currently. In connection with its review, the Board met in person with senior management of LGM, BMR, EVM and Bank of Montreal to discuss the Transaction and the terms of the New Agreements.

In addition to considering information provided by management in connection with the Board’s review of the Transaction, the Board considered information and materials previously provided in connection with its review and approval of the Current Agreements. The information considered by the Board included, among other things, the following:

Information about Fees and Expenses

  The advisory and related fees to be paid by the Funds and the anticipated expense ratio of the Funds;
  Comparative information concerning fees charged by BMR and its affiliates and by LGM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Funds, and concerning fees charged by other advisers for managing funds similar to the Funds;

Information about Portfolio Management

  Descriptions of the investment management services to be provided to the Funds, including the investment strategies and processes to be employed;
  Information concerning the allocation of brokerage and the benefits expected to be received by LGM and BMR as a result of brokerage allocation for the Funds, including information concerning the acquisition of research through client commission arrangements and the Funds’ policies with respect to “soft dollar” arrangements;
  The procedures and processes to be used to determine the fair value of the Funds’ assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about BMR and LGM

  Reports detailing the financial results and condition of BMR and LGM;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of BMR and its affiliates and LGM, together with information relating to compliance with and the administration of such codes;
  Copies of or descriptions of BMR’s and LGM’s policies and procedures relating to proxy voting and, with respect to BMR, the handling of corporate actions and class actions;
  Information concerning the resources devoted to compliance efforts undertaken by BMR and its affiliates and LGM on behalf of the Eaton Vance Funds (including descriptions of various compliance programs), and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of BMR and its affiliates and LGM;
  A description of BMR’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non- investment management services to be provided by BMR and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by BMR (which is also the administrator) and LGM; and
  The terms of the Current Agreements and the New Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services to be provided to the Funds and Portfolios by BMR and LGM.

The Board considered BMR’s and LGM’s management capabilities and investment process with respect to the types of investments to be held by the Portfolios. The Board also considered the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolios and, with respect to BMR, whose responsibilities may include supervising LGM and coordinating activities in implementing the Funds’ investment strategies. In the course of its review, the Board received assurances that the nature, extent and quality of the package of inter-related services to be provided by LGM, BMR and EVM under the New Agreements will be substantially the same as the services currently provided by LGM and EVM under the Current Agreements. The Board also took into account the resources dedicated to portfolio management and other services by each of BMR and LGM, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of BMR, LGM and certain respective affiliates thereof.  Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates and LGM to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board also considered the benefit to the overall governance of the Fund of having BMR, an affiliate of EVM, serve as the Fund’s investment adviser, consistent with the overall structure of the Eaton Vance family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services to be provided by BMR and LGM and their affiliates under the New Agreements, taken as a whole, is appropriate and consistent with the services provided under the Current Agreements and with the terms of the New Agreements.

Fund Performance

The Board compared the Funds’ investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for each of the Funds. In addition, the Board reviewed updated comparative performance data for each Fund for relevant periods through October 31, 2010. On the basis of the foregoing and other relevant information provided in response to inquiries from the Board’s Contract Review Committee, the Board concluded that the performance of the Funds was satisfactory.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates, including the administrative fee rates, to be payable by the Funds (referred to collectively as “management fees”). The Board noted that the total management fees payable by each Fund and Portfolio would remain substantially the same under the New Agreements. The Board also took into consideration the agreement by BMR to enter into expense reimbursement and/or fee waiver arrangements to establish a maximum total expense ratio for each Fund applicable during the two year period following the effectiveness of the New Agreements.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by BMR and LGM, the Board concluded with respect to the Funds that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and Portfolios. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by BMR and its affiliates in connection with its relationship with the Funds and Portfolios, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Funds and other investment advisory clients. In particular, the Board noted representations from LGM and EVM that the fees payable to BMR and LGM under the New Agreements will not significantly affect their respective profitability with respect to the Funds and Portfolios. The Board further concluded that, in light of LGM’s role as a sub-adviser not affiliated with BMR under the New Agreements, LGM’s profitability in managing the Portfolios is not a material factor.

In considering the terms of the Transaction the Board considered the equity ownership interest in LGM Parent currently held by EVC, and that EVC will participate with LGM Parent’s other equity owners as a seller in the Transaction. The Board further considered that such equity owners may receive additional compensation paid through earn-out arrangements in periods following the consummation of the Transaction. In this regard, the Board noted representations received from management that the amount of additional compensation through earn-out payments that EVC might receive is not material to EVC’s financial condition.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by BMR and its affiliates under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and LGM, on the one hand, and the Funds and Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Funds and BMR’s and LGM’s profitability may expect to be affected by such increases or decreases. The Board concluded that the structure of the advisory fee and the sub-advisory fee, which include breakpoints at several asset levels, can be expected to cause BMR and its affiliates, LGM, and the Funds to share such benefits equitably.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Your Proxy Vote is important!

And now you can Vote your Proxy by
PHONE or the INTERNET.

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at
hand.

2. Call toll-free _____________, or go to
website: ___________________

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when you
vote by phone or the Internet.

Please detach at perforation before mailing.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
EATON VANCE [ ] FUND
Shareholder Meeting to Be Held on March 9, 2011
The Proxy Statement for this meeting is available at www.eatonvance.com

PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.